Summary prospectus supplement	April 28, 2011

Putnam Diversified Income Trust Summary Prospectus dated January 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Kevin Murphy, Michael Salm and Paul Scanlon.

Mr. Salm joined the portfolio team for the fund in April 2011 and is Co-Head of Fixed Income and Team Leader, Liquid Markets.

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